UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: March 18, 2005
                (Date of earliest event reported: March 14, 2005)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective March 14, 2005:

     (a) Tilo Kunz resigned as Chairman and was replaced by Peter Fentiman, MidNet, Inc.'s (the "registrant's") former President and Chief Executive Officer, and;

     (b) Peter Fentiman resigned as President and Chief Executive Officer, and was replaced by Tilo Kunz, MidNet, Inc.'s (the "registrant's") current Chief Operations Officer, and;

     (c) The position of Chief Operations Officer has been amalgamated with the position of CEO, and;

     (d) Kenneth M. Fasnacht resigned as Chief Financial Officer and was replaced in the interim by Tom Locke, MidNet, Inc.'s (the "registrant's") current Executive Vice-President of Strategic Planning, and;

     (e) Mr. Fasnacht resigned as Secretary and Treasurer of MidNet, Inc. (the "registrant") and was replaced by Tom Locke, MidNet, Inc.'s (the "registrant's") current Executive Vice-President of Strategic Planning, and;

     (f) Mr. Fasnacht has stated that he expects to remain with the Company during a transitional period until at least March 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MidNet, Inc.


Date: March 18, 2005                       By: /s/Tilo Kunz
                                              --------------------------
                                              Tilo Kunz
                                              Chief Executive Officer